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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 27, 2004
                                                        ------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                      0-20943                   11-2880025
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


499 Thornall Street
Edison, New Jersey                                                    08837
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.01. Regulation FD Disclosure

On September 27, 2004 the Company issued a press release to correct the party to the private placement agreement named in its press release dated September 24, 2004. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 9.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.








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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           INTELLIGROUP, INC.

                                         By: /s/ Christian Misvaer
                                             ---------------------
                                         Name:  Christian Misvaer
                                         Title: General Counsel and Secretary


Date: September 27, 2004